UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 30, 2009

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD		57104
(Address of principal executive offices)		(ZIP Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                  Entry into a Material Definitive Agreement.

On June 30, 2009, HF Financial Corp. (the “Company”) entered into a Warrant Repurchase Letter Agreement (the “Repurchase Agreement”) with the United States Department of the Treasury (“Treasury”) pursuant to which it completed its repurchase of a warrant to purchase 302,419 shares of the Company’s Common Stock at an exercise price of $12.40 per share (the “Warrant”).  The Warrant was issued to the Treasury in connection with the sale by the Company of 25,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share (“Preferred Stock”).  The repurchase price of the Preferred Stock was $25 million plus a final accrued dividend of $62,500.  The Preferred Stock and Warrant were issued to the Treasury on November 21, 2008 as part of the voluntary Capital Purchase Program (CPP).  Pursuant to the terms of the Warrant Repurchase Agreement, the Company repurchased the Warrant for a purchase price of $650,000.

The repurchase of the Warrant was permitted under the terms of the Securities Repurchase Agreement entered into with the Treasury in connection with the CPP, once the Company completed the repurchase of all of its outstanding shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, on June 3, 2009.

The foregoing summary of the Warrant Repurchase Agreement is not intended to be complete and is qualified in its entirety by reference to the Repurchase Agreement which is attached as Exhibit 10.1 hereto and incorporated by reference into this Current Report on Form 8-K.

ITEM 8.01                                  Other Events.

On June 30, 2009, the Company issued a press release regarding the matters disclosed under Item 1.01 above.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                         Warrant Repurchase Letter Agreement, dated June 30, 2009, between the Company and the United States Department of the Treasury.

99.1                         Press Release, dated June 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	June 30, 2009	By	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
and Chief Executive Officer
(Duly Authorized Officer)

Date:	June 30, 2009	By	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Warrant Repurchase Letter Agreement, dated June 30, 2009, between the Company and the United States Department of the Treasury.

99.1	Press Release, dated June 30, 2009.